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EXHIBIT 77I

Columbia Variable Portfolio -- S&P 500 Index Fund

SHARE CLASS FEATURES

Each share class has its own cost structure and other features. The following summarizes the primary features of the Class 1 and Class 2 shares.

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                                         CLASS 1 SHARES                         CLASS 2 SHARES
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
Eligible Investors                       Class 1 and Class 2 shares of the Funds are available only to separate accounts of participating insurance companies as underlying investments for variable annuity contracts and/or variable life insurance policies
                                         (collectively, Contracts) or qualified pension and retirement plans
                                         (Qualified Plans) or other eligible investors authorized by the distributor.
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Investment Limits                        none                                   none
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Conversion Features                      none                                   none
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Front-End Sales Charges                  none                                   none
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Contingent Deferred Sales Charges
(CDSCs)                                  none                                   none
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Maximum Distribution and/or Service
Fees                                     none                                   0.25%
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